                                                                   Exhibit 10.13

                   AMENDMENT NO. 1 TO VISTA HOSPICE CARE, INC.
                          REGISTRATION RIGHTS AGREEMENT

         This Amendment No. 1 to Registration Rights Agreement (the "Amendment") is entered into as of June 15, 1998 by and among (i) Vista Hospice Care, Inc., a Delaware corporation (the "Company"), (ii) VistaCare, Inc., a Delaware corporation, (iii) Barry M. Smith ("Smith"), and (iv) the individuals and entities listed on Exhibit A hereto (the "Investors").

                              Preliminary Statement

         The Company, Smith and the Investors have entered into a Registration Rights dated as of August 29, 1997 (the "Original Agreement"). The holders of a majority of each class and series of capital stock of the Company have approved a reorganization of the Company's capital structure pursuant to which the Company will become a wholly-owned subsidiary of a new Delaware corporation to be called VistaCare, Inc. (the "Reorganization"). Pursuant to the Reorganization, each share of capital stock of the Company owned by Smith and the Investors will be converted into one identical share of capital stock of VistaCare, Inc. The Company, Smith and the Investors desire to amend the Original Agreement to conform all references to the Company to refer to VistaCare, Inc.

         All capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effective Date of Amendment. This Amendment and the amendments to the Original Agreement set forth herein shall become effective immediately upon the consummation of the Reorganization.

         2. References to "Vista Hospice Care, Inc." or "the Company". Each of the references to "Vista Hospice Care, Inc." or "the Company" contained in the Original Agreement (other than in the recitals thereto) shall be deemed to be a reference to VistaCare, Inc., a Delaware corporation, and each such reference is hereby so amended.

         3. Survival. Except as specifically set forth herein, the Original Agreement shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with, the Original Agreement.

         4. Miscellaneous. This Amendment shall be binding upon and enforceable against the parties and their successors and permitted assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws principles. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be considered one and the same instrument.

         IN WITNESS WHEREOF, this Amendment has been executed as a sealed instrument as of the day and year first above written.


                                       VISTA HOSPICE CARE, INC.


                                       By: /s/ Barry M. Smith
                                          -------------------------------------
                                          Barry M. Smith, President

                                           /s/ Barry M. Smith
                                       ----------------------------------------
                                       Barry M. Smith


                                       LIGHTHOUSE CAPITAL PARTNERS II, L.P.
                                       By: Lighthouse Management Partners
                                           II, L.P., its General Partner

                                       By: Lighthouse Capital Partners,
                                           Inc., its General Partner

                                       By: /s/ Gwill E. York
                                          -------------------------------------
                                          Name: Gwill E. York
                                          Title: Managing Director


                                       HEALTH CARE CAPITAL PARTNERS, L.P.

                                       By: Ferrer Freeman Thompson & Co.
                                           LLC, its General Partner

                                       By: /s/ Robert T. Thompson
                                          -------------------------------------
                                          Robert T. Thompson, Manager


                                       HEALTH CARE EXECUTIVE PARTNERS, L.P.
                                       By: Ferrer Freeman Thompson & Co.
                                           LLC, its General Partner

                                       By: /s/ Robert T. Thompson
                                          -------------------------------------
                                          Robert T. Thompson, Manager

                                       BESSEMER VENTURE PARTNERS III L.P.

                                       By: Deer III & Co., its General Partner

                                       By: /s/ Robert H. Buescher
                                          -------------------------------------
                                          Robert H. Buescher,
                                          general partner

                                       *
                                       ----------------------------------------
                                       Michael I. Barach


                                       BELISARIUS CORPORATION

                                       By: *
                                             ----------------------------------

                                       BRIMSTONE ISLAND CO. L.P.

                                       By: *
                                             ----------------------------------


                                       *
                                         --------------------------------------
                                         Neill H. Brownstein


                                       *
                                         --------------------------------------
                                         Robert H. Buescher


                                       *
                                         --------------------------------------
                                         William T. Burgin


                                       BVP III SPECIAL SITUATIONS L.P.

                                       By:  Deer III & Co. LLC,
                                            its General Partner

                                       By: /s/ Robert H. Buescher
                                          -------------------------------------
                                          Robert H. Buescher,
                                          Manager

                                       *
                                         --------------------------------------
                                         Rodney A. Cohen


                                       *
                                         --------------------------------------
                                         David J. Cowan


                                       *
                                         --------------------------------------
                                         Richard R. Davis


                                       *
                                         --------------------------------------
                                         Christopher F. O. Gabrieli


                                       GABRIELI FAMILY FOUNDATION

                                       By: *
                                             ----------------------------------


                                       *
                                         --------------------------------------
                                         Adam P. Godfrey


                                       *
                                         --------------------------------------
                                         G. Felda Hardymon


                                       *
                                         --------------------------------------
                                         Barbara M. Henagan


                                       *
                                         --------------------------------------
                                         Diane N. McPartlin


                                       *
                                         --------------------------------------
                                         Bradford Mills


                                       *
                                         --------------------------------------
                                         Gautam A. Prakash

                                       QUENTIN CORPORATION

                                       By: *
                                             ----------------------------------

                                       *
                                         --------------------------------------
                                         Robert J. S. Roriston


                                       *
                                         --------------------------------------
                                         Thomas F. Ruhm


                                       *
                                         --------------------------------------
                                         Robi L. Soni


                                       *
                                         --------------------------------------
                                         Russell D. Sternlicht


                                       *By: /s/ Robert H. Buescher
                                          -------------------------------------
                                          Robert H. Buescher,
                                          as attorney-in-fact

                                       VISTACARE, INC.



                                       By: /s/ Barry M. Smith
                                          -------------------------------------
                                          Barry M. Smith, President

                                    EXHIBIT A


Bessemer Venture Partners III L.P.
BVP III Special Situations L.P.
William T. Burgin
Brimstone Island Co. L. P.
Neill H. Brownstein
Robert H. Buescher
G. Felda Hardymon
Christopher F.O. Gabrieli
Gabrieli Family Foundation
Michael I. Barach
David J. Cowan
Diane N. McPartlin
Gautam A. Prakash
Robi L. Soni
Rodney A. Cohen
Richard R. Davis
Adam P. Godfrey
Belisarius Corporation
Bradford Mills
Robert J. S. Roriston
Thomas F. Ruhm
Russell P. Sternlicht
Quentin Corporation
Barbara M. Henagan
Health Care Capital Partners, L.P.
Health Care Executive Partners, L.P.
Lighthouse Capital Partners, L.P.